EXHIBIT 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ G. Allen Andreas
G. Allen Andreas

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ Mollie H. Carter Mollie H. Carter

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ Roger S. Joslin Roger S. Joslin

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ David J. Mimran David J. Mimran

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ Patrick J. Moore Patrick J. Moore

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ M. Brian Mulroney M. Brian Mulroney

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ John K. Vanier John K. Vanier

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ O. Glenn Webb O. Glenn Webb

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney
of Director and/or Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint G. ALLEN ANDREAS, DOUGLAS J. SCHMALZ, and DAVID J. SMITH, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of common stock of said Company offered pursuant to the Archer-Daniels-Midland Company 2002 Incentive Compensation Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of May, 2004.

/s/ Kelvin R. Westbrook Kelvin R. Westbrook